SAVOS INVESTMENTS TRUST

Savos Dynamic Hedging Fund
(the “Fund”)

Supplement dated March 23, 2022
to the Prospectus and Statement of Additional (“SAI”) dated January 31, 2022

This supplement serves as notification of, and provides information regarding, certain changes to the Fund.

1.  Change in Portfolio Managers for the Fund

Effective March 18, 2022, Matthew Goff resigned from AssetMark, Inc., the investment adviser to the Fund, and will no longer serve as a portfolio manager to the Fund. As of that date, Steven Wang, who shared portfolio management duties with Mr. Goff, will be primarily responsible for the day-to-day management of the Fund’s portfolio. Accordingly, as of March 18, 2022, all references to Mr. Goff in the Prospectus and SAI are hereby removed.

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Please retain this supplement for your reference.